     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 1997


                                                      REGISTRATION NO. 333-13499
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 5


                                       TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

               SIMULA, INC.                             ARIZONA                             86-0320129
           SIMULA HOLDINGS, INC.                        ARIZONA                             86-0846951
     SIMULA GOVERNMENT PRODUCTS, INC.                   ARIZONA                             86-0742551
         SIMULA TECHNOLOGIES, INC.                      ARIZONA                             86-0842935
          SAFETY EQUIPMENT, INC.                        ARIZONA                             86-0505970
          SEDONA SCIENTIFIC, INC.                       ARIZONA                             86-0778600
INTERNATIONAL CENTER FOR SAFETY EDUCATION,              ARIZONA                             86-0787589
                   INC.
SIMULA TRANSPORTATION EQUIPMENT CORPORATION              ARIZONA                            86-0742552
          AIRLINE INTERIORS, INC.                       ARIZONA                             86-0768865
    COACH AND CAR EQUIPMENT CORPORATION                 ARIZONA                             86-0763929
         ARTCRAFT INDUSTRIES CORP.                      ARIZONA                             86-0772587
               INTAERO, LTD.                            ARIZONA                               PENDING
  SIMULA AUTOMOTIVE SAFETY DEVICES, INC.                ARIZONA                             86-0789385
               VIATECH, INC.                           DELAWARE                             86-0763930
         (Exact name of Registrant             (State of Incorporation)                  (I.R.S. Employer
         as specified in charter)                                                       Identification No.)

                            ------------------------

           2700 NORTH CENTRAL AVENUE, SUITE 1000                             BRADLEY P. FORST, ESQ.
                  PHOENIX, ARIZONA 85004                               VICE PRESIDENT AND GENERAL COUNSEL
                      (602) 631-4005                                  2700 NORTH CENTRAL AVENUE, SUITE 1000
    (Address, including zip code, and telephone number,                      PHOENIX, ARIZONA 85004
  including area code, of Registrant's principal executive                       (602) 631-4005
                         offices)                           (Name, address including zip code, and telephone number,
                                                                   including area code, of agent for service)

                                with copies to:

             CHRISTIAN J. HOFFMANN, III, ESQ.                                 ROBERT S. KANT, ESQ.
                    STREICH LANG, P.A.                                     MICHELLE S. MONSEREZ, ESQ.
                      RENAISSANCE ONE                                     O'CONNOR, CAVANAGH, ANDERSON,
                 TWO NORTH CENTRAL AVENUE                                KILLINGSWORTH & BESHEARS, P.A.
                PHOENIX, ARIZONA 85004-2391                            ONE EAST CAMELBACK ROAD, SUITE 1100
                      (602) 229-5200                                       PHOENIX, ARIZONA 85012-1656
                                                                                 (602) 263-2400

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]
                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                          PROPOSED
TITLE OF EACH CLASS                                             AMOUNT TO BE         MAXIMUM AGGREGATE           AMOUNT OF
OF SECURITIES TO BE REGISTERED                                 REGISTERED(1)           OFFERING PRICE         REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
    % Senior Subordinated Convertible Notes...............       $34,500,000            $34,500,000               $11,896
----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share(2).................     2,300,000 shares              --                     (4)
----------------------------------------------------------------------------------------------------------------------------------
Subsidiary Guarantees(5)..................................           (6)                                            (5)
==================================================================================================================================

(1) Includes $       aggregate principal amount that may be purchased pursuant
    to the Underwriters' over-allotment option.
(2) This number is estimated on the date of this Registration Statement. The actual number of shares of Common Stock issuable upon conversion will be determined by the Conversion Price on the date this Registration Statement becomes effective.
(3) Estimated solely for purposes of calculating the registration fee.
(4) The shares of Common Stock being registered hereby are issuable upon
    conversion of    % Senior Subordinated Convertible Notes. Accordingly, no
    additional filing fee is required pursuant to Rule 457(i) under the Securities Act of 1933.
(5) Simula Holdings, Inc., Simula Government Products, Inc., Simula Technologies, Inc., Safety Equipment, Inc., Sedona Scientific, Inc., International Center for Safety Education, Inc., Simula Transportation Equipment Corporation, Airline Interiors, Inc., Coach and Car Equipment Corporation, Artcraft Industries Corp., Intaero, Ltd., Simula Automotive Safety Devices, Inc., and ViaTech, Inc. are all wholly-owned subsidiaries of Simula, Inc. and each is registering guarantees of payment of principal, premium, if any, and interest on the % Senior Subordinated Convertible Notes registered hereby. Pursuant to Rule 457(n) under the Securities Act of 1933, no registration fee is required with respect to the Subsidiary Guarantees.
(6) No separate consideration will be received from the purchasers of the    %
    Senior Subordinated Notes with respect to the Subsidiary Guarantees.
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix, State of Arizona on April 24, 1997.


                                          SIMULA, INC.

                                          By /s/  DONALD W. TOWNSEND
                                            ------------------------------------
                                            Donald W. Townsend, President

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE AND TITLE                                     DATE
--------------------------------------------    --------------------------------------------

/s/  DONALD W. TOWNSEND                                        April 24, 1997
--------------------------------------------
Donald W. Townsend, President, Chief
Operating Officer, and Director

/s/  BRADLEY P. FORST                                          April 24, 1997
--------------------------------------------
Bradley P. Forst, Vice President, General
Counsel, Secretary and Director

/s/  SEAN K. NOLEN                                             April 24, 1997
--------------------------------------------
Sean K. Nolen, Vice President, Treasurer,
Chief Financial Officer, and Director

*                                                              April 24, 1997
--------------------------------------------
Stanley P. Desjardins, Chairman

*                                                              April 24, 1997
--------------------------------------------
James C. Withers, Director

*                                                              April 24, 1997
--------------------------------------------
Robert D. Olliver, Director

*                                                              April 24, 1997
--------------------------------------------
Scott E. Miller, Director

*By: /s/  BRADLEY P. FORST                                     April 24, 1997
     ---------------------------------------
     Bradley P. Forst,
     Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix, State of Arizona on April 24, 1997.


                                          SIMULA HOLDINGS, INC.

                                          By /s/  STANLEY P. DESJARDINS
                                            ------------------------------------
                                            Stanley R. Desjardins, President

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bradley P. Forst or Sean K. Nolen, or either of them, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, including post-effective amendments and any and all new registration statements filed pursuant to Rule 462 under the Securities Act in connection with or related to the offering contemplated by this Registration Statement, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE AND TITLE                                     DATE
--------------------------------------------    --------------------------------------------

/s/  STANLEY P. DESJARDINS                                     April 24, 1997
--------------------------------------------
Stanley P. Desjardins, President, and
Director

/s/  BRADLEY P. FORST                                          April 24, 1997
--------------------------------------------
Bradley P. Forst, Assistant Secretary and
Director

/s/  SEAN K. NOLEN                                             April 24, 1997
--------------------------------------------
Sean K. Nolen, Secretary, Treasurer and
Director

/s/  DONALD W. TOWNSEND                                        April 24, 1997
--------------------------------------------
Donald W. Townsend, Director

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix, State of Arizona on April 24, 1997.


                                          SIMULA GOVERNMENT PRODUCTS, INC.

                                          By /s/  STANLEY P. DESJARDINS
                                            ------------------------------------
                                            Stanley P. Desjardins, President

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bradley P. Forst or Sean K. Nolen, or either of them, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, including post-effective amendments and any and all new registration statements filed pursuant to Rule 462 under the Securities Act in connection with or related to the offering contemplated by this Registration Statement, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE AND TITLE                                     DATE
--------------------------------------------    --------------------------------------------

/s/  STANLEY P. DESJARDINS                                     April 24, 1997
--------------------------------------------
Stanley P. Desjardins, President, Chief
Operating Officer, and Director

/s/  MIKE HAERLE                                               April 24, 1997
--------------------------------------------
Mike Haerle, Secretary and Tresurer, and
Chief Financial Officer

/s/  BRADLEY P. FORST                                          April 24, 1997
--------------------------------------------
Bradley P. Forst, Assistant Secretary

/s/  SEAN K. NOLEN                                             April 24, 1997
--------------------------------------------
Sean K. Nolen, Assistant Treasurer

/s/  DONALD W. TOWNSEND                                        April 24, 1997
--------------------------------------------
Donald W. Townsend, Director

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix, State of Arizona on April 24, 1997.


                                          SIMULA TECHNOLOGIES, INC.

                                          By /s/  JOSEPH COLTMAN
                                            ------------------------------------
                                            Joseph Coltman, President

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bradley P. Forst or Sean K. Nolen, or either of them, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, including post-effective amendments and any and all new registration statements filed pursuant to Rule 462 under the Securities Act in connection with or related to the offering contemplated by this Registration Statement, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE AND TITLE                                     DATE
--------------------------------------------    --------------------------------------------

/s/  JOSEPH COLTMAN                                            April 24, 1997
--------------------------------------------
Joseph Coltman, President and Director

/s/  BRADLEY P. FORST                                          April 24, 1997
--------------------------------------------
Bradley P. Forst, Assistant Secretary and
Director

/s/  SEAN K. NOLEN                                             April 24, 1997
--------------------------------------------
Sean K. Nolen, Secretary, Treasurer and
Director

/s/  STANLEY P. DESJARDINS                                     April 24, 1997
--------------------------------------------
Stanley P. Desjardins, Director

/s/  DONALD W. TOWNSEND                                        April 24, 1997
--------------------------------------------
Donald Townsend, Director

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix, State of Arizona on April 24, 1997.


                                          SAFETY EQUIPMENT, INC. (SEI)

                                          By /s/  STANLEY P. DESJARDINS
                                            ------------------------------------
                                            Stanley P. Desjardins, President

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bradley P. Forst or Sean K. Nolen, or either of them, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, including post-effective amendments and any and all new registration statements filed pursuant to Rule 462 under the Securities Act in connection with or related to the offering contemplated by this Registration Statement, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE AND TITLE                                     DATE
--------------------------------------------    --------------------------------------------

/s/  STANLEY P. DESJARDINS                                     April 24, 1997
--------------------------------------------
Stanley P. Desjardins, President and
Director

/s/  BARRY SHOPE                                               April 24, 1997
--------------------------------------------
Barry Shope, Secretary and Director

/s/  BRADLEY P. FORST                                          April 24, 1997
--------------------------------------------
Bradley P. Forst, Assistant Secretary

/s/  SEAN K. NOLEN                                             April 24, 1997
--------------------------------------------
Sean K. Nolen, Treasurer

/s/  DONALD W. TOWNSEND                                        APRIL 24, 1997
--------------------------------------------
DONALD W. TOWNSEND, DIRECTOR

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix, State of Arizona on April 24, 1997.


                                          SEDONA SCIENTIFIC, INC.

                                          By /s/  VERN DORRELL
                                            ------------------------------------
                                            Vern Dorrell, President

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bradley P. Forst or Sean K. Nolen, or either of them, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, including post-effective amendments and any and all new registration statements filed pursuant to Rule 462 under the Securities Act in connection with or related to the offering contemplated by this Registration Statement, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE AND TITLE                                     DATE
--------------------------------------------    --------------------------------------------

/s/  VERN DORRELL                                              April 24, 1997
--------------------------------------------
Vern Dorrell, President and Director

/s/  BRADLEY P. FORST                                          April 24, 1997
--------------------------------------------
Bradley P. Forst, Assistant Secretary

/s/  SEAN K. NOLEN                                             April 24, 1997
--------------------------------------------
Sean K. Nolen, Treasurer

/s/  DONALD W. TOWNSEND                                        April 24, 1997
--------------------------------------------
Donald W. Townsend, Director

/s/  RANDALL TAYLOR                                            April 24, 1997
--------------------------------------------
Randall Taylor, Director

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix, State of Arizona on April 24, 1997.


                                          INTERNATIONAL CENTER FOR SAFETY
                                          EDUCATION

                                          By /s/  STANLEY P. DESJARDINS
                                            ------------------------------------
                                            Stanley P. Desjardins, President

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bradley P. Forst or Sean K. Nolen, or either of them, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, including post-effective amendments and any and all new registration statements filed pursuant to Rule 462 under the Securities Act in connection with or related to the offering contemplated by this Registration Statement, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE AND TITLE                                     DATE
--------------------------------------------    --------------------------------------------

/s/  STANLEY P. DESJARDINS                                     April 24, 1997
--------------------------------------------
Stanley P. Desjardins, President and
Director

/s/  BRADLEY P. FORST                                          April 24, 1997
--------------------------------------------
Bradley P. Forst, Secretary

/s/  SEAN K. NOLEN                                             April 24, 1997
--------------------------------------------
Sean K. Nolen, Treasurer

/s/  DONALD W. TOWNSEND                                        April 24, 1997
--------------------------------------------
Donald W. Townsend, Director

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix, State of Arizona on April 24, 1997.


                                          SIMULA TRANSPORTATION EQUIPMENT
                                          CORPORATION

                                          By /s/  DONALD RUTTER
                                            ------------------------------------
                                            Donald Rutter, President

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bradley P. Forst or Sean K. Nolen, or either of them, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, including post-effective amendments and any and all new registration statements filed pursuant to Rule 462 under the Securities Act in connection with or related to the offering contemplated by this Registration Statement, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE AND TITLE                                     DATE
--------------------------------------------    --------------------------------------------

/s/  DONALD RUTTER                                             April 24, 1997
--------------------------------------------
Donald Rutter, President and Director

/s/  INAM KHAN                                                 April 24, 1997
--------------------------------------------
Inam Khan, Secretary, Treasurer

/s/  BRADLEY P. FORST                                          April 24, 1997
--------------------------------------------
Bradley P. Forst, Assistant Secretary and
Director

/s/  SEAN K. NOLEN                                             April 24, 1997
--------------------------------------------
Sean K. Nolen, Vice President, Assistant
Treasurer

/s/  DONALD W. TOWNSEND                                        April 24, 1997
--------------------------------------------
Donald W. Townsend, Director

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix, State of Arizona on April 24, 1997.


                                          AIRLINE INTERIORS, INC.

                                          By /s/  WILLIAM BEASLEY
                                            ------------------------------------
                                            William Beasley, President

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bradley P. Forst or Sean K. Nolen, or either of them, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, including post-effective amendments and any and all new registration statements filed pursuant to Rule 462 under the Securities Act in connection with or related to the offering contemplated by this Registration Statement, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE AND TITLE                                     DATE
--------------------------------------------    --------------------------------------------

/s/  WILLIAM BEASLEY                                           April 24, 1997
--------------------------------------------
William Beasley, Chief Operating Officer and
Director

/s/  BRUCE MERATI                                              April 24, 1997
--------------------------------------------
Bruce Merati, Secretary, Treasurer

/s/  BRADLEY P. FORST                                          April 24, 1997
--------------------------------------------
Bradley P. Forst, Assistant Secretary

/s/  SEAN K. NOLEN                                             April 24, 1997
--------------------------------------------
Sean K. Nolen, Assistant Treasurer

/s/  DONALD RUTTER                                             April 24, 1997
--------------------------------------------
Donald Rutter, Director

/s/  RANDALL TAYLOR                                            APRIL 24, 1997
--------------------------------------------
RANDALL TAYLOR, DIRECTOR

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix, State of Arizona on April 24, 1997.


                                          COACH & CAR EQUIPMENT CORPORATION

                                          By /s/  EUGENE GERMAINE
                                            ------------------------------------
                                            Eugene Germaine, President

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bradley P. Forst or Sean K. Nolen, or either of them, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, including post-effective amendments and any and all new registration statements filed pursuant to Rule 462 under the Securities Act in connection with or related to the offering contemplated by this Registration Statement, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE AND TITLE                                     DATE
--------------------------------------------    --------------------------------------------

/s/  EUGENE GERMAINE                                           April 24, 1997
--------------------------------------------
Eugene Germaine, President and Secretary

/s/  BRADLEY P. FORST                                          April 24, 1997
--------------------------------------------
Bradley P. Forst, Assistant Secretary

/s/  SEAN K. NOLEN                                             April 24, 1997
--------------------------------------------
Sean K. Nolen, Treasurer

/s/  DONALD RUTTER                                             April 24, 1997
--------------------------------------------
Donald Rutter, Director

/s/  RANDALL TAYLOR                                            April 24, 1997
--------------------------------------------
Randall Taylor, Director

/s/  DONALD W. TOWNSEND                                        April 24, 1997
--------------------------------------------
Donald W. Townsend, Director

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix, State of Arizona on April 24, 1997.


                                          AIRCRAFT INDUSTRIES CORPORATION

                                          By /s/  DONALD RUTTER
                                            ------------------------------------
                                            Donald Rutter, President

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bradley P. Forst or Sean K. Nolen, or either of them, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, including post-effective amendments and any and all new registration statements filed pursuant to Rule 462 under the Securities Act in connection with or related to the offering contemplated by this Registration Statement, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE AND TITLE                                     DATE
--------------------------------------------    --------------------------------------------

/s/  DONALD RUTTER                                             April 24, 1997
--------------------------------------------
Donald Rutter, Chief Operating Officer and
Director

/s/  CAROL SANCHEZ                                             April 24, 1997
--------------------------------------------
Carol Sanchez, Secretary, Treasurer

/s/  JOSEPH APPELMAN                                           April 24, 1997
--------------------------------------------
Joseph Appelman, General Manager

/s/  BRADLEY P. FORST                                          April 24, 1997
--------------------------------------------
Bradley P. Forst, Assistant Secretary

/s/  SEAN K. NOLEN                                             April 24, 1997
--------------------------------------------
Sean K. Nolen, Assistant Treasurer and
Director

/s/  DONALD W. TOWNSEND                                        April 24, 1997
--------------------------------------------
Donald W. Townsend, Director

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix, State of Arizona on April 24, 1997.


                                          INTAERO, LTD.

                                          By /s/  DONALD RUTTER
                                            ------------------------------------
                                            Donald Rutter, President

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bradley P. Forst or Sean K. Nolen, or either of them, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, including post-effective amendments and any and all new registration statements filed pursuant to Rule 462 under the Securities Act in connection with or related to the offering contemplated by this Registration Statement, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE AND TITLE                                     DATE
--------------------------------------------    --------------------------------------------

/s/  DONALD RUTTER                                             April 24, 1997
--------------------------------------------
Donald Rutter, President and Director

/s/  INAM KHAN                                                 April 24, 1997
--------------------------------------------
Inam Khan, Secretary, Treasurer

/s/  JAMES CAIN                                                April 24, 1997
--------------------------------------------
James Cain, General Manager

/s/  BRADLEY P. FORST                                          April 24, 1997
--------------------------------------------
Bradley P. Forst, Assistant Secretary and
Director

/s/  SEAN K. NOLEN                                             April 24, 1997
--------------------------------------------
Sean K. Nolen, Assistant Treasurer and
Director

/s/  DONALD W. TOWNSEND                                        April 24, 1997
--------------------------------------------
Donald W. Townsend, Director

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix, State of Arizona on April 24, 1997.


                                          VIATECH, INC.

                                          By /s/  HARRY JONES
                                            ------------------------------------
                                            Harry Jones, President

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bradley P. Forst or Sean K. Nolen, or either of them, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, including post-effective amendments and any and all new registration statements filed pursuant to Rule 462 under the Securities Act in connection with or related to the offering contemplated by this Registration Statement, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE AND TITLE                                     DATE
--------------------------------------------    --------------------------------------------

/s/  HARRY JONES                                               April 24, 1997
--------------------------------------------
Harry Jones, President, and Chief Operating
Officer

/s/  DONALD W. TOWNSEND                                        April 24, 1997
--------------------------------------------
Donald W. Townsend, Secretary, Treasurer and
Director

/s/  BRADLEY P. FORST                                          April 24, 1997
--------------------------------------------
Bradley P. Forst, Assistant Secretary

/s/  SEAN K. NOLEN                                             April 24, 1997
--------------------------------------------
Sean K. Nolen, Assistant Treasurer

/s/  STANLEY P. DESJARDINS                                     April 24, 1997
--------------------------------------------
Stanley P. Desjardins, Director

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Phoenix, State of Arizona on April 24, 1997.


                                          SIMULA AUTOMOTIVE SAFETY DEVICES
                                          (ASD-Simula), INC.

                                          By /s/  JAMES SAUNDERS
                                            ------------------------------------
                                            James Saunders, President

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bradley P. Forst or Sean K. Nolen, or either of them, as his attorney-in-fact, each with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement, including post-effective amendments and any and all new registration statements filed pursuant to Rule 462 under the Securities Act in connection with or related to the offering contemplated by this Registration Statement, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE AND TITLE                                     DATE
--------------------------------------------    --------------------------------------------

/s/  JAMES SAUNDERS                                            April 24, 1997
--------------------------------------------
James Saunders, President, Chief Operating
Officer, and Director

/s/  BRADLEY P. FORST                                          April 24, 1997
--------------------------------------------
Bradley P. Forst, Secretary

/s/  SEAN K. NOLEN                                             April 24, 1997
--------------------------------------------
Sean K. Nolen, Treasurer and Director

/s/  DONALD W. TOWNSEND                                        April 24, 1997
--------------------------------------------
Donald W. Townsend, Director

/s/  RANDALL TAYLOR                                            April 24, 1997
--------------------------------------------
Randall Taylor, Director